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                                                                    Exhibit 4.10

                            CERTIFICATE OF AMENDMENT
                                       OF
                            CERTIFICATE OF FORMATION
                                       OF
                         SITHE PENNSYLVANIA HOLDINGS LLC

         1. The name of the limited liability company is Sithe Pennsylvania Holdings LLC.

         2. The Certificate of Formation of the limited liability company is hereby amended as follows:

         The present FIRST paragraph shall be deleted in its entirety and replaced with the following new FIRST paragraph:

                  "FIRST: The name of the limited liability company (hereinafter called the "limited liability company") is:

                           Reliant Energy Mid-Atlantic Power Holdings, LLC"

         The present SECOND paragraph shall be deleted in its entirety and replaced with the following new SECOND paragraph:

                 "SECOND: The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are:

                         The Corporation Trust Company
                         1209 Orange Street
                         New Castle County
                         Wilmington, Delaware 19801"

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                  IN WITNESS WHEREOF, the undersigned has executed this
         Certificate of Amendment of Sithe Pennsylvania Holdings LLC this 12th day of May, 2000.

                                      Reliant Energy Northeast Generation, Inc., as sole member

                                      By: /s/ J. Douglas Divine
                                          ---------------------
                                              J. Douglas Divine
                                              President

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                            CERTIFICATE OF FORMATION

                                       OF

                         SITHE PENNSYLVANIA HOLDINGS LLC

                  The undersigned, an authorized natural person, FOR THE purposes of forming a limited liability company, under the provisions and subject to the requirements of the State of Delaware (particularly Chapter 18, Title 6 of the Delaware Code and THE acts amendatory thereof and supplemental thereto, and known, identified, and referred to as the "Delaware Limited Liability Company Act"), hereby certifies that:

                  FIRST: The name of the limited liability company (hereinafter called the "limited liability company") is:

                         SITHE PENNSYLVANIA HOLDINGS LLC

                  SECOND: The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18.104 of the Delaware Limited Liability Company Act are:

                           The Corporation Trust Company
                           Corporation Trust Center
                           1209 Orange Street
                           Wilmington, New Castle County, Delaware 19801

Executed on December 28, 1998.

                                                  /s/ George Lofaso
                                                  ------------------------------
                                                  George Lofaso
                                                  Authorized Person

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                            CERTIFICATE OF AMENDMENT
                                       OF
                            CERTIFICATE OF FORMATION
                                       OF
                        SITHE PENNSYLVANIA HOLIDINGS LLC

                  1. The name of the limited liabilIty company is Sithe Pennsylvania Holdings LLC

                  2. The Certificate of Formation of the limited liability company is hereby amended as follows:

                  The present SECOND paragraph shall be deleted in its entirety and replaced with the following new SECOND paragraph:

                  SECOND: The address of the registered office and the name arid address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are:

                           United Corporate Services, Inc.
                           15 East North Street
                           Dover, Kent County, Delaware 19901

                  IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Sithe Pennsylvania Holdings LLC this 31st day of March, 1999.

                                  Sithe Mid-Atlantic, Inc.,
                                  as sole member

                                  By: /s/ David L. Tohir
                                      ---------------------------
                                      Name: David L. Tohir
                                            ---------------------
                                      Title: President